Exhibit 10.1

Execution Version

AMENDMENT NO. 3 TO CREDIT AGREEMENT

This AMENDMENT NO. 3 TO CREDIT AGREEMENT (this “Amendment”) is entered into effective October 8, 2025 (the “Effective Date”), among B. Riley Financial, Inc., a Delaware corporation (“Ultimate Parent”), BR Financial Holdings, LLC, a Delaware limited liability company (the “Borrower”), each of the lenders party hereto (the “Lenders”) and Oaktree Fund Administration, LLC, as administrative agent for the Lenders (in such capacity, together with its successors and permitted assigns in such capacity, the “Administrative Agent”) and as collateral agent (in such capacity, together with its successors and assigns in such capacity, the “Collateral Agent”). All capitalized terms used herein (including in this preamble) and not otherwise defined herein shall have the respective meanings provided such terms in the Credit Agreement referred to below.

R E C I T A L S:

WHEREAS, the Ultimate Parent, the Borrower, the Lenders, the Administrative Agent, and the Collateral Agent are parties to that certain Credit Agreement, dated as of February 26, 2025 (as amended by Amendment No. 1 to Credit Agreement and Guarantee and Collateral Agreement, dated as of March 24, 2025 and as amended by Amendment No. 2 to Credit Agreement, dated as of July 8, 2025, the “Credit Agreement”);

WHEREAS, pursuant to Section 9.01 of the Credit Agreement, the Ultimate Parent and the Borrower have requested the Administrative Agent and the Lenders agree to amend the Credit Agreement as hereinafter provided;

WHEREAS, subject to the terms and conditions set forth herein, the Administrative Agent and the Lenders party hereto are willing to agree to such amendments, all as hereinafter provided;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Rules of Construction. The rules of construction specified in Section 1.02 of the Credit Agreement shall apply to this Amendment, including the terms defined in the preamble and recitals hereto.

Section 2. Amendment to Credit Agreement. The parties hereto (including the Lenders party hereto) agree that, effective as of the Effective Date, the Credit Agreement is hereby amended as follows:

(a) Amendments to Section 1.01. Section 1.01 of the Credit Agreement is hereby amended as follows:

(i) The definition of “Initial Term Loan Maturity Date” is hereby amended and restated in its entirety to read as follows:

“Initial Term Loan Maturity Date” shall mean the earlier of:

(a) the earliest of (x) the third anniversary of the Closing Date, which date is February 26, 2028 and (y) if any series of bonds, notes or bank Indebtedness of the Ultimate Parent or the Borrower (other than the February 2025 Bonds and the March 2026 Bonds) with an aggregate outstanding amount exceeding $10,000,000 is outstanding on the date 91 days prior to the stated maturity date thereof, the date that is 91 days prior to the stated maturity date thereof; provided that, notwithstanding the foregoing, in no event shall the Initial Term Loan Maturity Date pursuant to this clause (y) occur prior to March 31, 2027, and

(b) the date on which all Initial Term Loans shall become due and payable in full hereunder, whether by acceleration or otherwise; provided that, if any such day is not a Business Day, the Initial Term Loan Maturity Date shall be the Business Day immediately succeeding such day.

Section 3. Representations and Warranties.

Each Loan Party party hereto hereby represents and warrants that as of the Effective Date, both before and after giving effect to the provisions of this Amendment, (i) each of the representations and warranties made by any Loan Party in or pursuant to the Loan Documents are true and correct in all material respects as of the Effective Date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct in all material respects as of such earlier date); provided that any representation and warranty that is qualified by “materiality”, “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects and (ii) no Default or Event of Default has occurred and is continuing or would result from the transactions contemplated by this Amendment.

Section 4. Reference to and Effect on the Credit Agreement and the other Loan Documents.

(a) On and after the Effective Date, (i) each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement, as amended by this Amendment and (ii) all references in each of the Loan Documents referring to the Credit Agreement shall be deemed to be a reference to the Credit Agreement, as amended by this Amendment.

(b) The Credit Agreement and each of the other Loan Documents, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Security Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties, as amended by this Amendment.

(c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Administrative Agent or any Lender under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

(d) On and after the effectiveness of this Amendment, this Amendment shall constitute a “Loan Document” for all purposes of the Loan Agreement and the other Loan Documents.

Section 5. Miscellaneous Provisions.

(a) Ratification. This Amendment is limited to the matters specified herein and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Loan Document. Nothing herein contained shall be construed as a substitution or novation of the obligations outstanding under the Credit Agreement or any other Loan Document or instruments securing the same, which shall remain in full force and effect as modified hereby or by instruments executed concurrently herewith.

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(b) Governing Law; Submission to Jurisdiction, Waiver of Jury Trial, Etc. THIS AMENDMENT AND ANY DISPUTE, CLAIM OR CONTROVERSY ARISING OUT OF OR RELATING TO THIS AMENDMENT (WHETHER ARISING IN CONTRACT, TORT OR OTHERWISE) SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. Sections 9.13 and 9.16 of the Credit Agreement are incorporated by reference herein as if such Sections appeared herein, mutatis mutandis.

(c) Severability. Section 9.09 of the Credit Agreement is incorporated by reference herein as if such Section appeared herein, mutatis mutandis.

(d) Counterparts. This Amendment shall be valid, binding, and enforceable against a party only when executed and delivered by an authorized individual on behalf of the party by means of (i) any electronic signature permitted by the federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, state enactments of the Uniform Electronic Transactions Act, and/or any other relevant electronic signatures law, including relevant provisions of the UCC (collectively, “Signature Law”); (ii) an original manual signature; or (iii) a faxed, scanned, or photocopied manual signature. Each electronic signature or faxed, scanned, or photocopied manual signature shall for all purposes have the same validity, legal effect, and admissibility in evidence as an original manual signature. Each party hereto shall be entitled to conclusively rely upon, and shall have no liability with respect to, any faxed, scanned, or photocopied manual signature, or other electronic signature, of any party and shall have no duty to investigate, confirm or otherwise verify the validity or authenticity thereof. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute one and the same instrument. For avoidance of doubt, original manual signatures shall be used for execution or indorsement of writings when required under the UCC or other Signature Law due to the character or intended character of the writings.

(e) Section Headings. The Section headings used in this Amendment are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

(f) Costs and Expenses. The Borrower hereby agrees to pay and reimburse the Administrative Agent for its reasonable and documented out-of-pocket costs and expenses incurred in connection with the negotiation, preparation, execution and delivery of this Amendment, including without limitation, the reasonable fees, charges and disbursements of one counsel for the Administrative Agent, all in accordance with Section 9.05 of the Credit Agreement.

[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

B. Riley Financial, Inc., as Ultimate Parent

By:	/s/ Bryant Riley
Name:	Bryant Riley
Title:	Co-Chief Executive Officer

BR FINANCIAL Holdings, LLC, as Borrower

By:	/s/ Bryant Riley
Name:	Bryant Riley
Title:	Co-Chief Executive Officer

[Signature Page to Amendment No. 3 to Credit Agreement]

OAKTREE FUND ADMINISTRATION, LLC, as Administrative Agent and Collateral Agent

By:	/s/ Thomas Casarella
Name:	Thomas Casarella
Title:	Managing Director

By:	/s/ Nicholas Basso
Name:	Nicholas Basso
Title:	Managing Director

[Signature Page to Amendment No. 3 to Credit Agreement]

OPPS XII BROKER D HOLDINGS, L.P., as a Lender

By:	Oaktree Fund GP, LLC
Its:	Manager

By:	Oaktree Fund GP I, L.P.
Its:	Managing Member

By:	/s/ Nicholas Basso
Name:	Nicholas Basso
Title:	Authorized Signatory

By:	/s/ Reed Westerman
Name:	Reed Westerman
Title:	Authorized Signatory

[Signature Page to Amendment No. 3 to Credit Agreement]

OPIF BROKER HOLDINGS, L.P., as a Lender

By:	Oaktree Fund AIF Series, L.P. – Series U
Its:	General Partner

By:	Oaktree Fund GP AIF, LLC
Its:	General Partner

By:	Oaktree Fund GP III, L.P.
Its:	Managing Member

By:	/s/ Steven Tesoriere
Name:	Steven Tesoriere
Title:	Authorized Signatory

By:	/s/ Pavel Kaganas
Name:	Pavel Kaganas
Title:	Authorized Signatory

[Signature Page to Amendment No. 3 to Credit Agreement]

OAKTREE-COPLEY INVESTMENTS, LLC, as a Lender

By:	Oaktree Fund GP, LLC
Its:	Managing Member

By:	Oaktree Fund GP I, L.P.
Its:	Managing Member

By:	/s/ Steven Tesoriere
Name:	Steven Tesoriere
Title:	Managing Director

By:	/s/ Pavel Kaganas
Name:	Pavel Kaganas
Title:	Senior Vice President

[Signature Page to Amendment No. 3 to Credit Agreement]

RPVOF BROKER CTB, LLC, as a Lender

By:	Oaktree Fund GP, LLC
Its:	Manager

By:	Oaktree Fund GP I, L.P.
Its:	Managing Member

By:	/s/ Steven Tesoriere
Name:	Steven Tesoriere
Title:	Authorized Signatory

By:	/s/ Pavel Kaganas
Name:	Pavel Kaganas
Title:	Authorized Signatory

[Signature Page to Amendment No. 3 to Credit Agreement]

OCM SSF III BROKER DEBT HOLDINGS, L.P., as a Lender

By:	Oaktree Fund AIF Series (Cayman), L.P. – Series S
Its:	General Partner

By:	Oaktree AIF (Cayman) GP Ltd.
Its:	General Partner

By:	Oaktree Capital Management, L.P.
Its:	Director

By:	/s/ Thomas Casarella
Name:	Thomas Casarella
Title:	Managing Director

By:	/s/ Ryan Irwin
Name:	Ryan Irwin
Title:	Vice President

[Signature Page to Amendment No. 3 to Credit Agreement]